UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 12, 2009

eCrypt Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-1449574	32-0201472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Table Mesa Drive Boulder, Colorado 80305
(Address of principal executive offices)

Registrant’s telephone number, including area code:  1.866.241.6868

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

eCrypt Technologies, Inc., a Colorado corporation is filing this Amendment No. 1 on Form 8-K/A (this "Amendment") to its Report on Form 8-K, which was filed with the Securities and Exchange Commission on November 4, 2009 (the "Original Filing") to amend the information contained in the Original Filing.   The information contained in this Amendment amends and supplants the information contained in the Original Filing.

ITEM 8.01 OTHER EVENTS

On November 3, 2009, the Board of Directors (the “Board”) of eCrypt Technologies, Inc., (the “Company”), a Colorado corporation, consented to and approved a two-for-one forward split of the Company’s 33,379,554 issued and outstanding shares of common stock.  Subsequent to the approval of the 2-for-1 forward stock split, the Board determined elected to change the terms of the 2-for-1 forward stock split to a 4-for-1 forward stock split.

Accordingly, on November 12, 2009, the Board of the Company, consented to and approved a Four-for-one forward split of the Company’s 33,379,554 issued and outstanding shares of common stock (the “Forward Split”) while maintaining the current number of authorized shares of common stock (500,000,000 shares) and the current par value per share ($0.001). The Company set the Record Date for determining the shareholders entitled to receive the Forward Split shares as November 12, 2009.  Pursuant to Rule 10b-17, the Forward Split will become effective 10 days following the submission of the required notification forms to FINRA. We anticipate the effective date to be November 24, 2009 (the “Effective Date”).  As a result of the Forward Split, all shareholders of record on the Record Date will receive 4 shares of common stock for every one share of common stock they currently own.  On the Effective Date, the Company’s transfer agent will cause to be issued and mailed to the eligible shareholders of record, three additional share of common stock for each share of common stock held by the shareholder, thereby effectuating the Forward Split on a 4:1 basis.

The Forward Split will result in the increase the number of shares of the Company’s common stock issued and outstanding to 133,518,216 while keeping the number of authorized shares and par value of such shares the same.  Consummation of the Forward Split will not result in a change in the relative equity position or voting power of the shareholders of the Company.  Additionally, there will be no change in the company’s CUSIP number or our trading symbol on the OTCBB as a result of the forward stock split.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECRYPT TECHNOLOGIES, INC.

Date: November 12, 2009

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By:  /S/ Brad Lever

Brad Lever, Chief Executive Officer, Chief Financial Officer, Director

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